                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) June 9, 2003

                                 EXEGENICS INC.
             (Exact name of registrant as specified in its charter)

         Delaware                         00-26078               75-2402409
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                                2110 Research Row
                               Dallas, Texas 75235

                         (Address of principal executive
                           offices including zip code)

                                 (214) 358-2000

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

       On June 9, 2003, the Board of Directors of eXegenics Inc. (the "Company") declared a dividend distribution of one right to purchase one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $.01 per share, for each outstanding share of common stock, par value $.01 per share. The dividend is payable to stockholders of record at the close of business on June 9, 2003. The terms of the rights are governed by a Stockholder Rights Agreement, dated as of June 9, 2003, between the Company and American Stock Transfer & Trust Company, a copy of which is filed herewith as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are furnished with this report:

Exhibit Number            Description
--------------            -----------

  4.1 Stockholder Rights Agreement, dated June 9, 2003, between eXegenics Inc. and American Stock Transfer & Trust Company, which includes as Exhibit A the Form of Certificate of Designations of Series B Junior Participating Preferred Stock, as Exhibit B the Form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Stock.

  99.1                    Press Release from eXegenics Inc., dated June 9, 2003.



                                       2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EXEGENICS INC.
                                               (Registrant)

Dated: June 9, 2003                           By: /s/ Ronald L. Goode
                                                  ------------------------------
                                                  Ronald L. Goode
                                                  Chairman, President and Chief
                                                  Executive Officer



                                       3



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                               INDEX TO EXHIBITS

Exhibit Number            Description
--------------            -----------
  4.1                     Stockholder Rights Agreement, dated June 9, 2003,
                          between eXegenics Inc. and American Stock Transfer &
                          Trust Company, which includes as Exhibit A the Form of
                          Certificate of Designations of Series B Junior
                          Participating Preferred Stock, as Exhibit B the Form
                          of Rights Certificate and as Exhibit C the Summary of
                          Rights to Purchase Preferred Stock.

  99.1                    Press Release from eXegenics Inc., dated June 9, 2003.